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        SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C.   20549


                      FORM 8-K


                   CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF  1934


      Date of report (Date of earliest event reported):
                     November 30, 1999




                 NewSouth Bancorp, Inc.
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    (Exact Name of Registrant as Specified in Charter)



      Virginia                0-22219            56-1999749
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(State or Other             (Commission      (I.R.S. Employer
Jurisdiction of             File Number)     Identification No.)
Incorporation)


      1311 Carolina Avenue, Washington, North Carolina  27889
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       (Address of Principal Executive Offices) (Zip Code)



         Registrant's telephone number, including area code:
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                         (252) 946-4178



                         Not applicable
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 (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS
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    (a)  On November 30, 1999, NewSouth Bancorp, Inc. (the
"Company") consummated its acquisition of Green Street Financial Corp ("Green Street"), the holding company of Home Federal Savings and Loan Association ("Home Federal"), a federally chartered stock savings and loan association which operated three offices located in Fayetteville and Lumberton, North Carolina. Under the terms of the Agreement and Plan of Merger dated as of August 9, 1999, the Company acquired Green Street for a cash purchase price of $59.2 million, which represented $15.25 per share of Green Street common stock. At September 30, 1999, Green Street had total assets of $160.9 million, deposits of $100.8 million and stockholders' equity of $58.6 million. This acquisition is expected to be accounted for under the purchase method of accounting. The source of funds for the acquisition was cash on hand plus funds borrowed from the Federal Home Loan Bank of Atlanta.

    (b) The equipment and other physical property acquired by the Company in the acquisition were used by Green Street for its banking business and will continue to be used by the Company for its banking business.

     Information regarding this acquisition is set forth in the Company's press release dated December 1, 1999, attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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Exhibit                 Description
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   2       Agreement and Plan of Merger dated August 9, 1999, by
           and among NewSouth Bancorp, Inc., NewSouth Bank, Washington Financial Corp., Green Street Financial Corp and Home Federal Savings and Loan Association (incorporated herein by reference from Exhibit 2 to the Company's Current Report on Form 8-K dated August 16, 1999)

  99.1 Financial Statements of Business Acquired: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report on Form 8-K is required to be filed, or February 14, 2000

  99.2 Pro Forma Financial Information: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report on Form 8-K is required to be filed, or February 14, 2000

  99.3     Press Release, dated December 1, 1999
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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              NEWSOUTH BANCORP, INC.



Date: December 1, 1999        By: /s/ Thomas A. Vann
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                                  Thomas A. Vann
                                  President